UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2010

SouthWest Water Company
(Exact name of Registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Wilshire Building, 624 South Grand Avenue, Suite 2900, Los Angeles, California	90017-3782
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (213) 929-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

SouthWest Water Company (“the Company”) has entered into an Agreement and Plan of Merger, dated as of March 2, 2010 (the “Merger Agreement”) with SW Merger Acquisition Corp. (“Parent”) and SW Merger Sub Corp., a direct wholly-owned subsidiary of Parent (“Merger Sub”).  Parent and Merger Sub are entities controlled by institutional investors advised by J.P. Morgan Asset Management (“IIF”) and Water Asset Management, L.L.C. (“WAM”).

The Merger Agreement contemplates that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) in such merger as a direct wholly-owned subsidiary of Parent (the “Merger”), and each outstanding share of common stock of the Company will be converted in the Merger into the right to receive $11.00 per share in cash (the “Merger Consideration”).

The Company has made various representations and warranties and covenants in the Merger Agreement, including, among others, not to (a) solicit proposals relating to alternative business combination transactions or (b) subject to certain exceptions that permit the board of directors to comply with its fiduciary duties, enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.  Subject to certain exceptions that permit the board of directors to comply with its fiduciary duties, the Company’s board of directors has resolved to recommend that the Company’s stockholders vote in favor of and adopt and approve the Merger and the Merger Agreement.  The Merger Agreement also includes covenants pertaining to the operation of the Company’s business between execution of the Merger Agreement and the closing of the Merger.

Consummation of the Merger is subject to various conditions, including, among others, the approval and adoption of the Merger Agreement by the Company’s stockholders, the absence of certain legal impediments to consummation of the Merger, and the receipt of certain regulatory approvals.  The Merger is not conditioned on the receipt or financing by the Parent, and each of IIF and WAM have executed equity commitment letters with the Parent under which they have committed to provide Parent with the funding necessary to pay the full Merger Consideration due under the Merger Agreement.

The Merger Agreement contains certain termination rights and provides that upon the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee equal to 3% of the aggregate Merger Consideration, or the Parent may be required to pay the Company a termination fee equal to 5% of the aggregate Merger Consideration.  In addition, in certain circumstances where the Merger Agreement is terminated, the Company is required to reimburse Parent, or the Parent is required to reimburse the Company, for fees and expenses incurred in connection with the Merger Agreement, up to a maximum in either case of $3.0 million (provided that any such fee and expense reimbursement will be credited against any termination fee that is payable).

In connection with the execution of the Merger Agreement, the Company on the one hand, and Parent, IIF and WAM on the other (collectively, the “Investor”), executed a binding letter of intent (the “Binding Letter”) under which the Investor is to purchase 2,700,000 shares of the Company’s common stock at a purchase price of $6.00 per share, for an aggregate purchase price of $16.2 million (the “PIPE Investment”).  The PIPE Investment is subject to the negotiation and execution of mutually acceptable definitive agreements on terms consistent with those set forth in the Binding Letter, and is expected to be completed within 10 business days following the execution of the Merger Agreement.  The Investor will be entitled to certain rights in connection with the PIPE Investment, including the appointment of a designee to serve on the Board of Directors of the Company.  As the offer and sale of the shares of common stock in the PIPE Investment will not be registered under the Securities Act of 1933 or applicable state securities laws, the shares of common stock may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.  This disclosure is being issued pursuant to and in accordance with Rule 135c under the Securities Act and does not constitute an offer to sell or a solicitation of an offer to buy the shares of common stock in the PIPE Investment.

Following the Merger, the Company will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Stock will cease to be traded on the NASDAQ Global Select Market.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto.  The Merger Agreement is included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company or the other parties thereto.  The Merger Agreement contains representations and warranties the parties thereto made to each other and are solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The

Company agrees to furnish supplementally a copy of any omitted disclosure schedule to the Merger Agreement to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including, but not limited to, statements relating to the proposed transaction, involve risks and uncertainties, as well as assumptions that, if they prove incorrect or never materialize, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements.  For instance, the closing of the transaction may be delayed, or may never occur.  Actual results may differ materially from the expectations expressed in “forward-looking statements” due to changes in regulatory, political, weather, economic, business, competitive, market, environmental and other factors. More detailed information about these factors is contained in the Company’s filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The Company assumes no obligation to update these forward-looking statements to reflect any change in future events.

Additional Information

In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission (SEC). Before making any voting or investment decision, investors and security holders are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to shareholders in connection with the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained at no cost from the Company by directing the request to SouthWest Water Company, 624 S. Grand Avenue, Suite 2900, Los Angeles, CA, 90017, Attention: Investor Relations, or by going to the Company’s website at www.swwc.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed transaction.  Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction will be included in the Company’s proxy statement referenced above.  Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its proxy statement for its 2009 Annual Meeting of Stockholders, which documents are filed with the SEC.  These documents are available free of charge at the SEC’s website at www.sec.gov and from the Company at the address provided above.

Item 7.01 Regulation FD Disclosure

On March 3, 2010, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits:

(d)                                 Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated March 2, 2010, by and among SouthWest Water Company, SW Merger Acquisition Corp. and SW Merger Sub Corp.

99.1*	Press release, dated March 3, 2010.

*In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

	By:	/s/ William K. Dix
		Name:	William K. Dix
Vice President, General
Counsel and Corporate Secretary

Date: March 3, 2010

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated March 2, 2010, by and among SouthWest Water Company, SW Merger Acquisition Corp. and SW Merger Sub Corp.

99.1*	Press release, dated March 3, 2010.

*In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.